UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005


                          VALASSIS COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                     1-10991                       38-2760940
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission                    (IRS Employer
     of Incorporation)          File Number)                 Identification No.)


            19975 VICTOR PARKWAY, LIVONIA, MI                      48152
            ---------------------------------                      -----
          (Address of Principal Executive Offices)                (Zip Code)

                                 (734) 591-3000
                                 --------------
               Registrant's Telephone Number, Including Area Code





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT



         On January 14, 2005, the Registrant and Richard P. Herpich entered into an amendment to his employment agreement extending his employment term from December 31, 2005 until December 31, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VALASSIS COMMUNICATIONS, INC.



                                            By:     /s/ Barry P. Hoffman
                                                  ------------------------------
Date: January 20, 2005                      Name:   Barry P. Hoffman
                                            Title:  Executive Vice President and
                                                    General Counsel